UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2011

MONARCH FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-34565	20-4985388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Executive Boulevard Chesapeake, Virginia		23320
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (757) 389-5111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

The Audit Committee of the Company’s Board of Directors, with the Company’s Board of Directors’ approval, have determined to engage a new independent registered public accounting firm and dismissed Goodman & Company, LLP (“Goodman”) as the Company’s independent registered public accounting firm, effective with the filing of its 2010 Form 10-K which is expected to be filed on or about March 28, 2011. The decision to change independent registered public accounting firms was not the result of any disagreement between the Company and Goodman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Concurrent with this action on March 21, 2011, the Audit Committee engaged Yount, Hyde & Barbour, P.C. (“YHB”) as the Company’s new independent registered public accounting firm to audit its financial statements for the year ended December 31, 2011. During the Company’s two most recent years ended December 31, 2010 and December 31, 2009 and the subsequent interim period beginning January 1, 2011 through March 21, 2011, YHB was not engaged as either principal accountant to audit the Company’s consolidated financial statements or as the auditor of a significant subsidiary of the Company and on whom Goodman was expected to express reliance on its reports.

Further, during the two most recent years ended December 31, 2010 and 2009 and the subsequent interim period beginning January 1, 2011 through March 21, 2011, neither the Company nor anyone on the Company’s behalf had consulted YHB with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, management’s assessment of the effectiveness of internal control over financial reporting, or any disagreements or reportable events as set forth in Items 304 (a) (1) (iv) and (v) of Regulation

S-K.

During the Company’s two most recent years ended December 31, 2010 and December 31, 2009 and the subsequent interim period beginning January 1, 2011 through March 21, 2011, there have been no disagreements with Goodman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Goodman’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the same period, there have been no reportable events, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

We have fully authorized Goodman to respond fully to the inquiries of YHB concerning the subject matter of any agreements or events and to all other inquiries

The audit reports of Goodman with respect to the consolidated financial statements as of and for the fiscal years ended December 31, 2009 and 2010 which is expected to be filed on or about March 28, 2011, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

We provided Goodman with a copy of the foregoing disclosures. A copy of a letter from Goodman to the Securities and Exchange Commission, dated March 24, 2011, is attached as Exhibit 16.1 to this Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit

16.1	Letter from Goodman & Company, LLP dated March 24, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH FINANCIAL HOLDINGS, INC.

Date: March 24, 2011	/s/ Brad E. Schwartz
Brad E. Schwartz, Executive Vice President
Chief Financial & Operating Officer

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